EX-99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TCW Strategic Income Fund, Inc. do hereby certify, to such officer’s knowledge, that:

The semi-annual report on Form N-CSR of TCW Strategic Income Fund, Inc. for the period ended June 30, 2012 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TCW Strategic Income Fund, Inc.

Date: August 28, 2012

/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to TCW Strategic Income Fund, Inc. and will be retained by TCW Strategic Income Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.